UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2023

Acushnet Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37935	45-2644353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bridge Street	Fairhaven, Massachusetts	02719
(Address of principal executive offices)		(Zip Code)

(800) 225-8500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.001 par value per share	GOLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Notes Offering and Notes Indenture

On October 3, 2023, Acushnet Company (the “Issuer”), a wholly owned subsidiary of Acushnet Holdings Corp. (the “Company”), completed the issuance and sale of $350,000,000 in gross proceeds of the Issuer’s 7.375% senior notes due 2028 (the “Notes”). The Notes were issued pursuant to an Indenture, dated October 3, 2023 (the “Indenture”), among the Issuer, U.S. Bank Trust Company, National Association, as trustee of the Notes, and the Company and certain subsidiaries of the Issuer as guarantors.

The net proceeds from the Notes offering will be used to repay existing borrowings under the Issuer’s revolving secured credit facility and to pay fees and expenses related to the Notes offering.

The Notes are unsecured obligations of the Issuer, will mature on October 15, 2028, unless earlier repurchased or redeemed in accordance with their terms, and will bear interest at the rate of 7.375% per year, with interest payable semi-annually on April 15 and October 15 of each year, beginning on April 15, 2024.

The Issuer may redeem all or part of the Notes at any time prior to October 15, 2025 at 100.000% of the principal amount redeemed plus a “make-whole” premium. Thereafter, the Issuer may redeem all or part of the Notes at annually declining redemption premiums until October 15, 2027, at and after which date the redemption price will be equal to 100.000% of the principal amount redeemed.

The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to the Indenture relating thereto, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated October 3, 2023, among Issuer, U.S. Bank Trust Company, National Association, as trustee of the Notes, and the Company and certain subsidiaries of the Issuer as guarantors.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSHNET HOLDINGS CORP.

By:	/s/ Roland Giroux
Name:	Roland Giroux

Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: October 3, 2023